Impairments	12 Months Ended
Dec. 31, 2018
Asset Impairment Charges [Abstract]
Impairments

6. Impairments

Impairments of Long-Lived Assets  Impairments of long-lived assets are included in impairment expense in the Company’s Consolidated Statements of Income. The following summarizes impairments of long-lived assets and the related post-impairment fair values by segment at December 31:

	2018		2017		2016
millions	Impairment	Fair Value (1)	Impairment	Fair Value (1)	Impairment	Fair Value (1)
Exploration and Production
U.S. onshore properties	$397	$172	$2	$3	$28	$617
Gulf of Mexico properties	27	—	227	216	27	61
Cost-method investment	—	—	—	—	59	—
WES Midstream	231	30	178	58	18	3
Other	145	15	1	—	95	29
Total impairments	$800	$217	$408	$277	$227	$710

(1)
Measured as of the impairment date using the income approach and Level 3 inputs. The primary assumptions used to estimate undiscounted future net cash flows include anticipated future production, commodity prices, and capital and operating costs.

2018 Impairments were primarily related to the Company’s Greater Natural Buttes oil and gas and midstream properties due to the steep decline in NGL commodity prices in the fourth quarter of 2018 and a gathering system in the DJ basin that was permanently taken out of service in the second quarter of 2018. Impairments also related to hard-minerals properties as a result of the Company’s primary consumer of coal stating its intent to retire its existing coal-fired power generation plant earlier than expected, coupled with the outlook for limited new markets for the Company’s coal in the Rockies region.

2017  Impairments were primarily related to oil and gas properties in the Gulf of Mexico due to lower forecasted commodity prices and a U.S. onshore midstream property due to a reduced throughput fee as a result of a producer’s bankruptcy.

2016  Impairments were primarily related to the uncertain recovery of the Company’s Venezuelan cost-method investment, negative developments related to commercial negotiations of a certain midstream asset, impairment of an office building, changes in development plans for certain U.S. onshore oil and gas assets, and a reduction in estimated future cash flows related to an oil and gas property in the Gulf of Mexico.

6. Impairments (Continued)

Impairments of Unproved Properties Impairments of unproved properties are included in exploration expense in the Company’s Consolidated Statements of Income.

2018 The Company recognized $159 million of impairments of unproved Gulf of Mexico properties primarily related to GOM blocks where the Company determined it would no longer pursue exploration activities.

2017 The Company recognized $610 million of impairments of unproved Gulf of Mexico properties primarily due to an impairment of $463 million to the Shenandoah project. The unproved property balance related to the Shenandoah project originated from the purchase price allocated to Gulf of Mexico exploration projects from the acquisition of Kerr-McGee Corporation in 2006. The Company also recognized $88 million of impairments of unproved international properties. See Note 7—Suspended Exploratory Well Costs.

2016  The Company recognized a $72 million impairment of unproved properties in the Gulf of Mexico and $92 million of unproved international properties primarily in Brazil and Tunisia due to the Company’s intentions to not pursue future exploration activities.

It is also reasonably possible that significant declines in commodity prices, further changes to the Company’s drilling plans in response to lower prices, reduction of proved and probable reserve estimates, or increases in drilling or operating costs could result in additional impairments.